                                TENDER AGREEMENT


                  TENDER AGREEMENT dated as of July _____, 2000 by and among BioShield Technologies, Inc., a Georgia corporation ("Buyer"), and the holders (the "Stockholders") of the shares of common stock, $0.10 par value (the "Shares"), of Arrow-Magnolia International, Inc., a Texas corporation (the "Company"), listed on the signature pages hereof.

                  In order to induce Buyer to enter into an Acquisition Agreement (the "Agreement") with the Company, Buyer has requested that the Stockholders, and the Stockholders have agreed, to enter into this Agreement.

                  The parties hereto agree as follows:

                                    ARTICLE I

                                  TENDER OFFER

                  SECTION 1.1. TENDER OF SHARES. (a) Each Stockholder hereby agrees, pursuant to the terms and subject to the conditions set forth herein, to tender for exchange in the Offer (as defined in the Agreement) all Shares currently owned by such Stockholder as set forth on the signature page hereto and any additional Shares acquired by such Stockholder (whether by purchase or otherwise) after the date of this Agreement (such "Stockholder's Shares" and, collectively, the "Stockholder Shares").

                  (b) Prior to the date Buyer shall first accept Shares pursuant to the Offer, each Stockholder shall, as appropriate, (x) deliver to the Exchange Agent (the "Exchange Agent") designated in the Offer (i) a letter of transmittal with respect to such Stockholder's Shares complying with the terms of the Offer together with instructions directing the Exchange Agent to make payment for such Shares directly to the Stockholder, (ii) a certificate or certificates representing such Stockholder's Shares and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Offer (such documents in clauses (i) through (iii) collectively being hereinafter referred to as the "Tender Documents"), and/or (y) instruct its broker or such other person who is the holder of record of any Shares Beneficially Owned (as defined herein) by such Stockholder to tender such Shares for exchange in the Offer pursuant to the terms and conditions of the Offer.

                  (c) No Stockholder shall withdraw any tender effected in accordance with Section 1.1(b).

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

                  Each of the Stockholders severally represents and warrants to the Buyer that:

                  SECTION 2.1. VALID TITLE. Subject to any applicable community property laws, such Stockholder is the sole, true, lawful and beneficial owner of such Stockholder's Shares with no restrictions on such Stockholder's voting rights or rights of disposition pertaining thereto, except for any such restrictions contemplated herein. None of such Stockholder's Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.

                  SECTION 2.2. NON-CONTRAVENTION. Subject to compliance with state and federal securities laws, as applicable, the execution, delivery and performance by such Stockholder of this Agreement and, the consummation of the transactions contemplated hereby (i) are within such Stockholder's powers, have been duly authorized by all necessary action (including any consultation, approval or other action by or with any other person), (ii) require no action by or in respect of, or filing with, any governmental body, agency, official or authority and (iii) do not and will not contravene or constitute a default under, or give rise to a right of termination, cancellation or acceleration of any right or obligation of such Stockholder or to a loss of any material benefit of such Stockholder under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree, or other instrument binding on such Stockholder or result in the imposition of any lien on any asset of such Stockholder other than any such conflicts, breaches, violations, defaults, obligations, rights or losses that individually or in the aggregate would not
(a) materially impair the ability of Stockholder to perform such Stockholder's obligations under this Agreement or (b) prevent or delay the consummation of any of the transactions contemplated hereby. No consent, approval, order or authorization of, or registration, declaration or filing with or exemption by any Federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign, is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated by this Agreement, except for applicable requirements, if any, of the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into and perform such Agreement.

                  SECTION 2.3. BINDING EFFECT. This Agreement has been duly executed and delivered by such Stockholder and, assuming that this Agreement constitutes the valid and binding obligations of the other parties hereto, is the valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity.

                  SECTION 2.4. TOTAL SHARES. Each Stockholder is the record and Beneficial Owner of the number of Shares set forth beneath such Stockholder's name on the signature pages hereto. Such Shares constitute all of the Shares owned of record or Beneficially Owned by such Stockholder as of the date hereof. Except as set forth on such signature pages, neither such Stockholder nor any beneficial owner or owners of such Stockholder's Shares own any options to purchase or rights to subscribe for or otherwise acquire any securities of the Company. Each Stockholder has sole voting power, sole power of disposition, sole power of conversion and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares beneficially owned by such Stockholder with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. The terms "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "Beneficial Ownership" of such securities as determined pursuant to Rule 13d-3 under the Exchange Act.

                  SECTION 2.5. FINDER'S FEES. No investment banker, broker or finder is entitled to a commission or fee from Buyer in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF BUYER

                  The Buyer represents and warrants to each of the Stockholders:

                  SECTION 3.1. CORPORATE POWER AND AUTHORITY. Buyer has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and is a valid and binding agreement of Buyer, enforceable against it in accordance with its terms.

                  SECTION 3.2. NON-CONTRAVENTION. The execution, delivery and performance by Buyer of this Agreement and, subject to compliance with state and federal securities laws, as applicable, the consummation of the transactions contemplated hereby (i) require no action by or in respect of, or filing with, any governmental body, agency, official or authority and (ii) do not and will not contravene or constitute a default under, or give rise to a right of termination, cancellation or acceleration of any right or obligation of Buyer or to a loss of any material benefit of Buyer under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree, or other instrument binding on Buyer or result in the imposition of any lien on any asset of Buyer other than any such conflicts, breaches, violations, defaults, obligations, rights or losses that individually or in the aggregate would not
(a) materially impair the ability of Buyer to perform Buyer's obligations under this Agreement or (b) prevent or delay the consummation of any of the transactions contemplated hereby. No consent, approval, order or authorization of, or registration, declaration or filing with or exemption by any Federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign, is required by or with respect to Buyer in connection with the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated by this Agreement, except for applicable requirements, if any, of the Securities Act, and Sections 13 and 16 of the Exchange Act and the rules and regulations thereunder.

                                   ARTICLE IV

                          COVENANTS OF THE STOCKHOLDERS

                  Each of the Stockholders hereby covenants and agrees that:

                  SECTION 4.1. NO PROXIES FOR OR ENCUMBRANCES ON STOCKHOLDER SHARES. Except pursuant to the terms of this Agreement or the Tender Documents, such Stockholder shall not, without the prior written consent of Buyer, directly or indirectly, (i) grant any proxies (other than proxies relating to the election of management's slate of directors at an annual meeting of the Company's stockholders, and other routine matters which would not require the filing of a preliminary proxy statement under Rule 14a-6(a) of the Exchange Act) or enter into any voting trust or other agreement or arrangement with respect to the voting of any such Stockholder's Shares or (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any such Stockholder's Shares during the term of this Agreement. Except as permitted by the preceding sentences, such Stockholder shall not seek or solicit any such sale, assignment, transfer, encumbrance or other disposition or any such contract, option or other arrangement or assignment or understanding and agrees to notify Buyer promptly and to provide all details requested by Buyer if such Stockholder shall be approached or solicited, directly or indirectly, by any person with respect to any of the foregoing.

                  SECTION 4.2. NO SHOPPING. Such Stockholder, in the capacity as a stockholder, shall not directly or indirectly (i) subject to the fiduciary duty under applicable law of such Stockholder as a director of the Company (if such Stockholder is such a director) as further provided in the Agreement, solicit, initiate or encourage (or authorize any person to solicit, initiate or encourage) any inquiry, proposal or offer from any person to acquire the business, property or capital stock of the Company or any direct or indirect subsidiary thereof, or any acquisition of a substantial equity interest in, or a substantial amount of the assets of, the Company or any direct or indirect subsidiary thereof, whether by merger, purchase of assets, tender offer or other transaction or (ii) subject to the fiduciary duty under applicable law of such Stockholder as a director of the Company (if such Stockholder is such a director) as further provided in the Agreement, participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other person to do or seek any of the foregoing. Such Stockholder shall promptly advise Buyer of the terms of any communications it may receive in the capacity as a stockholder relating to any of the foregoing.

         SECTION 4.3. CONDUCT OF STOCKHOLDERS. Such Stockholder will not
(i) take, agree or commit to take any action that would make any representation and warranty of such Stockholder hereunder inaccurate in any respect as of any time prior to the termination of this Agreement or (ii) omit, or agree or commit to omit, to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

         SECTION 4.4. DISCLOSURE. Each Stockholder hereby permits Buyer to publish and disclose in the offer documents (including all documents and schedules filed with the SEC) their identity and ownership of the Shares and the nature of their commitments, arrangements and understandings under this Agreement.

                                    ARTICLE V

                             COVENANTS OF THE BUYER

         Buyer hereby covenants and agrees that:

         SECTION 5.1. COMPANY OPTIONS. Buyer shall offer to each holder of an outstanding option or right listed in the Company Disclosure Schedule (each, a "Company Option") to purchase Shares granted under any stock option plan, warrant, program or agreement to which the Company or any of its subsidiaries is a party (collectively, the "Company Stock Plans") to purchase such Company Option, and agrees to purchase all Company Options from the Stockholders and any other holders who tender Company Options, upon the consummation of the Offer in exchange for an amount in cash equal to the product of (A) the excess, if any, of (x) the Cancellation Price (as hereinafter defined) over (y) the per share exercise price of such Company Option multiplied by (B) the number of Shares subject to such Company Option (whether or not then vested or exercisable). Any such payment shall be further reduced by any income tax or employment tax withholding required under the Internal Revenue Code of 1986, as amended (the "Code"). The Cancellation Price shall be $4.75.

         SECTION 5.2. BUYER'S OPTIONS. Buyer shall use its best reasonable efforts to issue upon consummation of the Offer incentive stock options qualified under Section 422 of the Internal Revenue Code (and, in the event that such options can not, with such efforts, be so qualified, non-qualified stock options) to each of the individuals named in the table below exercisable to acquire the numbers of shares indicated opposite their names respectively. Such options shall vest in equal increments of one-third annually over a period of three years (subject to vesting provisions set forth in the Buyer's existing stock option plan) and shall have an exercise price equal to the Average Closing Bid Price (as defined in the Agreement). Each option shall be in form and substance consistent with the Buyer's existing stock option plan.

               Name                         Number of Shares
---------------------------------------------------------------------
           Morris Shwiff                         100,000
---------------------------------------------------------------------
          Mark I. Kenner                         100,000
---------------------------------------------------------------------
            Fred Kenner                          100,000
---------------------------------------------------------------------
            John Niland                          100,000
---------------------------------------------------------------------
         Lawrence Rothberg                        10,000
---------------------------------------------------------------------
           Alan Goldberg                          10,000
---------------------------------------------------------------------
            Tommy Cook                            10,000
---------------------------------------------------------------------
           Larry Settle                           10,000
---------------------------------------------------------------------
           Mark Davidoff                          10,000
---------------------------------------------------------------------
           Jeff Huxtable                          10,000
---------------------------------------------------------------------
           Eric Garland                           10,000
---------------------------------------------------------------------
           Bynum Morris                            5,000
---------------------------------------------------------------------
            Don Moritz                             5,000
---------------------------------------------------------------------
            Debbie Nix                            10,000
---------------------------------------------------------------------
        Philip Daniele, Jr.                        5,000
---------------------------------------------------------------------
           Richard Rivas                           5,000
---------------------------------------------------------------------
          Ronald Davidoff                         10,000
---------------------------------------------------------------------

In the event that Morris Shwiff dies before full vesting in all of his stock options in Buyer's stock as described in this Section 5.2 (the "Stock Options"), he shall become fully vested. In the event that Morris Shwiff's employment is terminated by the Company, other than pursuant to Section 8(c) of his Executive Employment Agreement to be executed as provided in the Agreement (the "Employment Agreement"), the Stock Options shall continue to vest according to its original vesting schedule. In the event that Morris Shwiff is terminated pursuant to Section 8(c) of the Employment Agreement, all unvested Stock Options shall terminate and be in no further force and effect as of the date of such termination.

                                   ARTICLE VI

                              CONDITIONS TO CLOSING

         The obligations of the Stockholders under this Tender Agreement shall be subject to and conditioned upon the performance by Buyer of its covenants, obligations and agreements under this Tender Agreement and the Agreement and the truth and accuracy of the representations and warranties made by Buyer in this Tender Agreement and the Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  SECTION 7.1. EXPENSES. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

                  SECTION 7.2. ADDITIONAL AGREEMENTS. Subject to the terms and conditions of this Agreement, each of the Buyer and each Stockholder, in the capacity as a Stockholder, agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement.

                  SECTION 7.3. TERMINATION. This Agreement will terminate immediately upon the termination of the Agreement in accordance with its terms.

                  SECTION 7.4. SPECIFIC PERFORMANCE. The parties hereto agree that the Buyer may be irreparably damaged if for any reason any Stockholder failed to tender in the Offer, and to not withdraw, such Stockholder's Shares (or other securities covered by this Agreement) in accordance with the terms of this Agreement or to perform any of its other obligations under this Agreement, and that the Buyer would not have an adequate remedy at law for money damages in such event. Accordingly, the Buyer shall be entitled to specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by each Stockholder. This provision is without prejudice to any other rights that the Buyer may have against any Stockholder for any failure to perform its obligations under this Agreement.

                  SECTION 7.5. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature page hereto.

                  SECTION 7.6. AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by all the parties hereto.

                  SECTION 7.7. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that Buyer may assign its rights and obligations to any affiliate of Buyer and provided, further, that no Stockholder may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the Buyer.

                  SECTION 7.8. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF GEORGIA WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

                  SECTION 7.9. JURISDICTION. Each of the parties hereto (a) consents to submit itself to the exclusive personal jurisdiction of any court of the United States located in the State of Georgia or of any Georgia state court in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

                  SECTION 7.10. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

                  SECTION 7.11. THIRD-PARTY BENEFICIARIES. Each holder of a Company option and each of the persons named in the table under Section 5.2 shall be third-party beneficiaries of this Tender Agreement and shall be entitled to enforce the provisions of Sections 5.1 and 5.2 for their benefit as applicable.







                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                     BIOSHIELD TECHNOLOGIES, INC.


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                            -----------------------------------


                                     ------------------------------------------
                                     Morris Shwiff,
                                     Shares:  861,634
                                     Options: 204,974


                                     ------------------------------------------
                                     Mark Kenner
                                     Shares:  557,805
                                     Options: 193,261


                                     ------------------------------------------
                                     Fred Kenner
                                     Shares:  277,211
                                     Options: 187,404